UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 23, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


           NEW YORK                  1-6663             11-2037182
 (State or other Jurisdiction   (Commission File      (IRS Employer
       of Incorporation)             Number)        Identification No.)

         275 WAGARAW ROAD, HAWTHORNE,                    07506
                  NEW JERSEY
   (Address of Principal Executive Offices)            (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The Company's subsidiaries are party to a Credit and Security Agreement dated as of July 28, 2004 ("Agreement") with Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, as successor to Wells Fargo Business Credit, Inc.

     Effective June 23, 2006, the Agreement was amended to extend the "Original Maturity Date" (as defined) from August 1, 2009 to August 1, 2010.

     The description of the amendment is qualified by reference to Exhibit 10.02 attached as an exhibit hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     Reference is made to Item 1.01 for information relating to an amendment to a Credit and Security Agreement. This information is incorporated herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.    Description


10.01          Credit Security Agreement dated July 28,
               2004 between American/Universal Supply,
               Inc., The RAL Supply Group, Inc. and
               Universal Supply Group, Inc. to Wells
               Fargo Business Credit, Inc. ("Credit
               Security Agreement"). Incorporated herein by reference from Exhibit 10.1 to the Company's Form 10-Q filed on August 16,
               2004.

10.02          First Amendment to the Credit Security
               Agreement, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLONIAL COMMERCIAL CORP.
                                        -------------------------
                                        (Registrant)

Date: June 27, 2006                     /s/ William Salek
                                        -----------------
                                        William Salek
                                        Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.    Description


10.01          Credit Security Agreement dated July 28,
               2004 between American/Universal Supply,
               Inc., The RAL Supply Group, Inc. and
               Universal Supply Group, Inc. to Wells
               Fargo Business Credit, Inc. ("Credit
               Security Agreement"). Incorporated herein by reference from Exhibit 10.1 to the Company's Form 10-Q filed on August 16,
               2004.

10.02          First Amendment to the Credit Security
               Agreement, filed herewith.